UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 19, 2010

(Date of Report: Date of earliest event reported)

Piranha Ventures, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-21909	86-0779928
(State or other jurisdiction	(Commission File Number)	(IRS Employer ID No.)
of incorporation)

34808 Staccato Street, Palm Desert, California 92211

 (Address of principal executive office)

Registrant's telephone number, including area code: 760-345-0386

NA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements, which reflect our views with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words “anticipates,” “believes,” “estimates,” “expects,” “plans,” “projects,” “targets” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Important factors that may cause actual results to differ from those projected include the risk factors specified below.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2010, Piranha Ventures, Inc. (the “Company”) received the resignation of Curtis Olsen as a director.  Mr. Olsen indicated he wanted to pursue other business opportunities and no longer had time to devote to the Company.  In Mr. Olsen’s place, the Company appointed Phillip L. McStotts to serve as a director of the Company.  Additionally, the Company appointed Mr. McStotts as the Company’s secretary and treasurer.  Mr. McStotts had been performing accounting services for the Company.  Mr. McSotts is currently Managing Director of PLM Consulting LLC a financial and business consulting firm. He also serves as a Director and part-time CFO for Domain Surgical, Inc. a Utah based development stage medical device company in the electrosurgical industry. He is also the Acting CFO for Thermimage, Inc. a Utah based development stage medical device company developing technology that meets the pressing need for a safe and non-invasive means of diagnosing pediatric Vesicoureteral Reflux. Prior to his current ventures, Mr. McStotts co-founded ZEVEX International, Inc. and its Subsidiaries in 1986 and served as its CFO, Secretary, and Treasurer, and as a director until the company was sold to Moog, Inc. in 2007.  Mr. McStotts was an Ernst & Young Entrepreneur of the Year Finalist in 1998, and again in 1999. Mr. McStotts was a practicing CPA running his own professional corporation, Phillip L. McStotts, CPA P.C., from 1986 to 1992. Prior to starting his own firm, Mr. McStotts was employed from 1985 to 1986 as an accountant with the Salt Lake City firm of Chachas & Associates, where he was a tax manager. He has also worked in the tax departments of the regional accounting firms of Pearson, Del Prete & Company, and Petersen, Sorensen & Brough. Mr. McStotts received a Bachelor of Science Degree in Accounting from Westminster College in 1980, and received a Master of Business Administration Degree in Taxation from Golden Gate University in 1982.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Piranha Ventures, Inc.

By: /s/ Robert Ipson

Date: May 19, 2010

       Robert Ipson, CFO